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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 25, 2001


                            SCHOOL SPECIALTY, INC.
                            ----------------------
            (Exact name of registrant as specified in its Charter)

   Wisconsin                     000-24385                       39-0971239
   ---------                     ---------                       ----------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

                     W6316 Design Drive
                    Greenville, Wisconsin                           54942
          ----------------------------------------                ----------
          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (920) 734-5712
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     Item 5.     Other Events.
                 ------------

     On July 25, 2001, the Company issued a press release regarding its sale of $130 million of convertible subordinated notes. The press release is filed as
Exhibit 99 hereto.

     Item 7.  Financial Statements and Exhibits.
              ---------------------------------

     (c)  Exhibits

          Exhibit No.                  Description
          -----------                  -----------
          99                           Press release dated July 25, 2001

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SCHOOL SPECIALTY, INC.
                                          (Registrant)


            July 25, 2001                 /s/ Mary M. Kabacinski
            -------------                 ----------------------
            Date                          Mary M. Kabacinski
                                          Executive Vice President,
                                          Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX


          Exhibit No.                    Description
          -----------                    -----------
              99               Press release dated July 25, 2001

                                       4